SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   April 8, 1994
                                                        (March 31, 1994)


                          Ames Department Stores, Inc.
            (Exact Name of Registrant As Specified In Its Charter)


                 ____________________Delaware__________________
                (State Or Other Jurisdiction Of Incorporation)


       _______1-5380___________          ____________04-2269444___________
     (Commission File Number)          (IRS Employer Identification No.)


         2418 Main Street; Rocky Hill, Connecticut             06067-0801
       (Address Of Principal Executive Offices)              (Zip Code)


             ____________________(203) 257-2000____________________
             (Registrant's Telephone Number, Including Area Code)


         _______________________Not Applicable________________________
        (Former Name Or Former Address, If Changed Since Last Report)








                           Exhibit Index on Page 3

                       Page 1 of 37 (Including Exhibit)

Item 5:  OTHER EVENTS

         On March 31, 1994, Ames Department Stores, Inc. and Subsidiaries (the "Company") issued a press release announcing that it had reached agreement on a $19 million settlement in the lawsuit it had filed October 14, 1992 against Wertheim Schroder & Co. Incorporated and its Chairman. A copy of the settlement agreement is attached as Exhibit 10 and is incorporated by reference herein.

         The settlement is subject to bankruptcy court (the "Court") approval. A hearing on the settlement has been scheduled for April 26, 1994.
         If the Court approves the settlement, the proceeds will be distributed according to the terms of the Company's plan of reorganization. As previously reported in the press release, the Company estimates that it will receive approximately $12 million (including reimbursement for its expenses in the suit) and the trust established for pre-petition creditors of the parent company (Ames Department Stores, Inc.) will receive approximately $7 million. The Company anticipates that it will record a non-recurring gain for its portion of the settlement, including the reimbursement for expenses (which were previously expensed), upon final Court approval and receipt of the funds.


Item 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit:  10  Settlement Agreement, dated March 31, 1994, between
                       Ames Department Stores, Inc. and Subsidiaries and Wertheim Schroder & Co. Incorporated and James A. Harmon.

                               INDEX TO EXHIBITS








      Exhibit No.                  Exhibit                           Page No.


         10        Settlement Agreement, dated March 31, 1994,           5
                   between Ames Department Stores, Inc. and
                   Subsidiaries and Wertheim Schroder & Co.
                   Incorporated and James A. Harmon.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                           AMES DEPARTMENT STORES, INC.
                                                     Registrant





Dated:  April 8, 1994               By: /s/ Peter Thorner
                                        ---------------------------
                                           Peter Thorner
                                           President, Chief Operating
                                           Officer and Director



Dated:  April 8, 1994               By: /s/ William C. Najdecki
                                        ---------------------------
                                           William C. Najdecki
                                           Senior Vice President,
                                           Chief Accounting Officer